EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification is applicable to Amendment No. 1 to the Annual Report of Warrantech Corporation (the "Company") on Form 10-K/A (the "Report"), the undersigned hereby certify that this Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 2, 2004                    /s/ Joel San Antonio
                                      ---------------------------------------
                                      Joel San Antonio
                                      Chairman, Chief Executive Officer and
                                      Director


Date: July 2, 2004                    /s/ Richard Gavino
                                      ---------------------------------------
                                      Richard Gavino
                                      Executive Vice President,
                                      Chief Financial Officer,
                                      Chief Accounting Officer, and Treasurer


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